UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 16, 2007
DIAMOND FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1050 S. Diamond Street
Stockton, California	95205

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (209) 467-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Effective March 16, 2007, Diamond Foods, Inc. (the “Company”) entered into two amended supplements (the “Supplements”) to the Master Loan Agreement (the “CoBank Loan Agreement”) between the Company and CoBank, ACB, dated as of January 12, 2006. The first amended supplement extends the maturity of a $77.5 million credit facility from April 1, 2008 to April 1, 2009. The second amended supplement (i) extends the maturity of a term loan facility from April 1, 2011 to April 1, 2012 and (ii) reduces the $20 million aggregate commitment under the term loan facility as follows: April 1, 2008 — $16 million; April 1, 2009 — $12 million; April 1, 2010 — $8 million; and April 1, 2011 — $4 million.
The foregoing description of the Supplements does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplements, copies of which are filed as Exhibit 99.01 to this Current Report and is incorporated by reference herein.
Effective March 19, 2007, the Company amended (i) the CoBank Loan Agreement, (ii) the Credit Agreement (the “Credit Agreement”), dated as of July 19, 2005 by and between the Company and Bank of the West, and (iii) the Note Purchase Agreement (the “NPA”), dated as of July 17, 2001, by and between the Company and holders of 7.35% Senior Notes, Series A. Collectively, the CoBank Loan agreement, the Credit Agreement and the NPA are referred to as the “Credit and Note Agreements”. Each of the Credit and Note Agreements were amended to exclude from the calculation of financial covenants the impact of non-cash charges relating to the termination of the Company’s administrative pension plan.
The foregoing description of the amendments to the Credit and Note Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments, copies of which are filed as Exhibit 99.02, 99.03 and 99.04 to this Current Report and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit	Description
99.01	Amended Supplements to Master Loan Agreement between Diamond Foods, Inc. and CoBank, ACB

99.02	Amended to Master Loan Agreement, dated as of March 19, 2007, between Diamond Foods, Inc. and CoBank, ACB

99.03	Third Amendment to Credit Agreement, dated as of March 19, 2007, between Diamond Foods, Inc. and Bank of the West

99.04	Third Amendment to Note Purchase Agreement, dated as of March 19, 2007, between Diamond Foods, Inc., on the one hand, and Teachers Insurance and annuity Association of America and Pru & Co. on the other hand.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.

Date: March 21, 2007	By:	/s/ Seth Halio

		Name:	Seth Halio
		Title:	Executive Vice President, Chief
Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.01	Amended Supplements to Master Loan Agreement between Diamond Foods, Inc. and CoBank, ACB

99.02	Amended to Master Loan Agreement, dated as of March 19, 2007, between Diamond Foods, Inc. and CoBank, ACB

99.03	Third Amendment to Credit Agreement, dated as of March 19, 2007, between Diamond Foods, Inc. and Bank of the West

99.04	Third Amendment to Note Purchase Agreement, dated as of March 19, 2007, between Diamond Foods, Inc., on the one hand, and Teachers Insurance and annuity Association of America and Pru & Co. on the other hand.